UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934



Date of report (Date of earliest event reported):  February 9, 2009



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                    LASALLE HOTEL PROPERTIES
     (Exact name of registrant as specified in its charter)


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        Maryland             1-14045          36-4219376
     ----------------   -----------------  ------------------
     (State or Other    (Commission File   (IRS Employer
     Jurisdiction of         Number)       Identification No.)
     Incorporation
     or Organization)


                     3 Bethesda Metro Center
                           Suite 1200
                    Bethesda, Maryland 20814
            ----------------------------------------
            (Address of principal executive offices)


Registrant's telephone number, including area code:  (301) 941-1500


                         Not Applicable
  -------------------------------------------------------------
  (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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


ITEM 7.01.  REGULATION FD DISCLOSURE

LaSalle Hotel Properties (NYSE: LHO) today announced it will report financial results for the fourth quarter and full year 2008 on Thursday, February 19, 2009 after the market closes. The company will conduct its quarterly conference call on Friday, February 20, 2009 at 9:00 AM EST.

To participate in the conference call, please follow the steps listed below:

     1. On February 20, 2009, dial (877) 852-6578 approximately ten minutes before the call begins (8:50 AM EST);

     2. Tell the operator that you are calling for LaSalle Hotel Properties' Fourth Quarter 2008 Earnings Conference Call;

     3. State your full name and company affiliation and you will be connected to the call.

A live webcast of the Earnings Call will also be available through the Company's website. To access, log on to http://www.lasallehotels.com ten minutes prior to the call. A replay of the conference call webcast will be archived and available online through the Investor Relations section of http://www.lasallehotels.com.

LaSalle Hotel Properties is a leading multi-operator real estate investment trust owning 31 upscale and luxury full-service hotels, totaling approximately 8,500 guest rooms in 14 markets in 11 states and the District of Columbia.
The Company focuses on owning, redeveloping and repositioning upscale and luxury full-service hotels located in urban, resort and convention markets. LaSalle Hotel Properties seeks to grow through strategic relationships with premier lodging companies, including Westin Hotels and Resorts, Sheraton Hotels & Resorts Worldwide, Inc., Hilton Hotels Corporation, Outrigger Lodging Services, Noble House Hotels & Resorts, Hyatt Hotels Corporation, Benchmark Hospitality, White Lodging Services Corporation, Gemstone Hotels & Resorts, LLC, Thompson Hotels, Sandcastle Resorts & Hotels, Davidson Hotel Company, Denihan Hospitality Group and the Kimpton Hotel & Restaurant Group, LLC.



                            #   #   #


ADDITIONAL CONTACTS:

     Susan Patterson, LaSalle Hotel Properties - 301/941-1504



For additional information or to receive press releases via e-mail, please visit our website at www.lasallehotels.com




















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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              LASALLE HOTEL PROPERTIES




Dated:  February 9, 2009      BY:  /s/ HANS S. WEGER
                                   ------------------------------
                                   HANS S. WEGER
                                   Executive Vice President,
                                   Treasurer and
                                   Chief Financial Officer


















































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